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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We hereby consent to the use in this Registration Statement on Amendment No. 1 to Form S-1 of our reports dated August 3, 1999 relating to the financial statements and financial statement schedule of The Trizetto Group, Inc. and its subsidiaries, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                          PRICEWATERHOUSECOOPERS LLP

San Jose, CA

August 18, 1999